FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2017

MarketAxess Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34091	52-2230784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue

New York, New York 10171

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 813-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events

Effective as of April 19, 2017, MarketAxess Holdings Inc. (the “Company”) amended the MarketAxess Holdings Inc. 2012 Incentive Plan (Amended and Restated Effective June 7, 2016) (the “Plan”) to change the Plan’s minimum vesting requirements and clarify the dividend entitlement provision. Pursuant to the amendment, subject to the limited exceptions provided in the Plan, full value awards that vest based on continued service and appreciation awards (including stock options and stock appreciation rights) will commence vesting on or after the first anniversary of the date of grant (the “First Anniversary Date”) as to (x) one-third of the common stock subject to the award as of the First Anniversary Date, and (y) no more than an additional one-third of the common stock subject to the award as of each anniversary following the First Anniversary Date, measured on a cumulative basis. The amendment does not affect the exception in the Plan permitting the Company to grant awards not subject to these limitations with respect to up to five percent of the total number of shares subject to the Plan. However, the amendment eliminated the exception that permitted the Company to grant awards not subject to these restrictions to non-employee directors annually or upon initial election or appointment to the Board of Directors. In addition, the amendment to the Plan expressly clarified that any entitlement to dividends and dividend equivalents with respect to an award under the Plan (including any full value or appreciation award) will be subject to the same vesting and/or forfeiture conditions as are applicable to the underlying common stock subject to the award.

The foregoing description of the amendment to the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

10.1	Amendment Number One to the MarketAxess Holdings Inc. 2012 Incentive Plan as Amended and Restated Effective June 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date: April 21, 2017	By:	/s/ Scott Pintoff
Name: Scott Pintoff
Title: General Counsel

EXHIBIT INDEX

Exhibit

10.1	Amendment Number One to the MarketAxess Holdings Inc. 2012 Incentive Plan as Amended and Restated Effective June 7, 2016.

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